MERCURY GROWTH OPPORTUNITY FUND
of THE ASSET PROGRAM, INC.

Supplement dated October 31, 2003
to the Prospectus dated May 28, 2003


The Board of Directors of The Asset Program, Inc., on behalf of Mercury Growth Opportunity Fund (the "Fund"), has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth") of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of Fundamental Growth (the "Reorganization"). After the completion of the Reorganization, the Fund will be terminated as a series of The Asset Program, Inc.

The investment objectives of Fundamental Growth and Growth Opportunity are substantially similar. Each Fund seeks to provide stockholders with long-term growth of capital.

The Agreement and Plan provides that, if the Reorganization takes place, stockholders of the Fund will be entitled to receive shares of common stock of Fundamental Growth that have the same net asset value as the shares of the Fund held immediately prior to the Reorganization.

A special meeting of stockholders of the Fund to consider approval or disapproval of the Agreement and Plan has been called for December 9, 2003. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at the meeting is October 17, 2003. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the first calendar quarter of 2004.





CODE: # MF-19094-0503SUP.